SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed	by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement [ ] Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 PM EDT on May 3, 2017 (or May 1 for holders in the Capital One Pooled Stock Fund). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Capital One in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 PM EDT on May 3, 2017 (or May 1 for holders in the Capital One Pooled Stock Fund). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees
			For	Against	Abstain
	1A Richard D. Fairbank		☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2 and 3.			For	Against	Abstain
	1B Ann Fritz Hackett		☐	☐	☐	2.	Ratification of selection of Ernst & Young LLP as independent auditors of Capital One for 2017.		☐	☐	☐
	1C Lewis Hay, III		☐	☐	☐	3.	Advisory approval of Capital One’s 2016 Named Executive Officer compensation.		☐	☐	☐
	1D Benjamin P. Jenkins,III		☐	☐	☐	The Board of Directors recommends you vote 1 YEAR on the following proposal:		3 years	2 years	1 year	Abstain
	1E Peter Thomas Killalea		☐	☐	☐	4.	Advisory vote on the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐
	1F Pierre E. Leroy		☐	☐	☐	The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain
	1G Peter E. Raskind		☐	☐	☐	5.	Approval and adoption of Capital One’s Amended and Restated Associate Stock Purchase Plan.		☐	☐	☐
	1H Mayo A. Shattuck III		☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposal:			For	Against	Abstain
	1I Bradford H. Warner		☐	☐	☐	6.	Stockholder proposal requesting stockholders’ right to act by written consent, if presented at the meeting.		☐	☐	☐
	1J Catherine G. West		☐	☐	☐	NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K is/are available at www.proxyvote.com.

CAPITAL ONE FINANCIAL CORPORATION

Annual Stockholder Meeting

Thursday, May 4, 2017 10:00 a.m. local time

Capital One’s Headquarters

1680 Capital One Drive

McLean, Virginia 22102

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard D. Fairbank and John G. Finneran, Jr., and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Capital One Financial Corporation, a Delaware corporation, held of record by the undersigned on March 13, 2017, at the Annual Stockholder Meeting to be held on May 4, 2017 and at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED “FOR” ALL PORTIONS OF ITEMS (1), (2), (3) AND (5), “1 YEAR” FOR ITEM (4), “AGAINST” ITEM (6), AND, IN THE PROXIES’ DISCRETION, ON ANY OTHER MATTERS COMING BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side